                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         December 8, 1997
                                                  ------------------------



                                ECOLAB INC.
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           (Exact name of registrant as specified in its charter)



          Delaware                    1-9328                   41-0231510
     -------------------        ------------------         ------------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)



      Ecolab Center, 370 N. Wabasha, St. Paul, Minnesota            55102
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, include area code:          612-293-2233
                                                  ------------------------------

                              (Not applicable)
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       (Former name or former address, if changed from last report.)

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 8, 1997, Ecolab Australia Pty Limited, an indirect wholly-owned subsidiary of the Registrant located in Sydney, New South Wales, Australia ("Ecolab Australia"), completed its tender offer ("Offer") commenced on October 17, 1997 to purchase all of the approximately 22.4 million outstanding ordinary shares ("Shares") of Gibson Chemical Industries Limited ("Gibson"). Gibson is headquartered in Melbourne, Victoria, Australia and was traded on the Australian Stock Exchange. The offer price was for A$9.00 per share (or A$8.50 per share for Gibson shareholders who chose to keep an A$0.50 per share dividend by tendering after October 31, 1997). Ecolab Australia acquired certain of the Shares in privately negotiated and open market purchases ("Market Purchases") prior to and during the Offer.

     Ecolab Australia was the beneficial owner of approximately 98% of the Shares upon completion of the Offer. It has begun the process of compulsory acquisition of the Shares it does not yet beneficially own. Compulsory acquisition is provided under the Australian Corporations Law and will allow Ecolab Australia to require the sale to it of all such remaining Shares at a price per share of A$8.50. Ecolab Australia expects to complete this compulsory acquisition in approximately 30 days.

     The persons solicited to tender Shares in the Offer, as well as persons from whom Shares were acquired in the Market Purchases, were the holders of the outstanding Shares of Gibson, none of whom had any material relationship with or to the Registrant or its affiliates or any director or officer of Registrant or associate of any such director or officer.

     The total purchase price for all of the Shares, including those acquired by compulsory acquisition, will be approximately A$192 million. Financing for the Offer has been provided by the Australian Dollar Local Currency Addendum (the "Addendum"), dated as of October 17, 1997 among the Registrant, its direct wholly-owned subsidiary, Ecolab Pty Limited (which is the parent company of Ecolab Australia), Citibank, N.A., as Agent, Citisecurities Limited, as Local Currency Agent, and a consortium of the following banks:
Citibank, N.A., Morgan Guaranty Trust Company of New York, The First National Bank of Chicago and Credit Suisse First Boston (collectively the "Local Currency Banks"). The Addendum, which replaced an A$40 million short-term facility provided to Ecolab Pty Limited by Citibank, N.A. to finance initial Market Purchases of the Shares, is an addendum to the Registrant's $275 million Multicurrency Credit Agreement and provides for the Local Currency Banks to make available Australian dollars up to the U.S. dollar equivalent of $176 million of such banks' commitments under the Multicurrency Credit Agreement.

     Gibson is engaged principally in the supply of cleaning and sanitation chemicals and services to the hospitality and health care industries and to catering institutions and the supply of specialty chemicals and services to major manufacturing and mining industries. Its business is conducted through the following business groups: maintenance chemicals (including hospitality, laundry and health care markets), water treatment (including commercial water treatment, industrial water treatment and process chemicals divisions), automotive (specialty sealants), thermochemical (steel making processes), biological and retail (branded products sold though a network of distributors and retailers). Its manufacturing and/or distribution operations are located in Australia, New Zealand, Southeast Asia, the United Kingdom and the United States.

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   The Registrant intends (i) to quickly combine operational assets of Ecolab
Pty Limited and Gibson, which may lead to the sale of surplus facilities and real estate of Gibson and/or Ecolab Pty Limited, and (ii) to eliminate some duplication of functions arising as a result of the acquisition. The key areas of duplication are expected to arise in the corporate office functions of Gibson such as administration, finance and public company compliance and reporting functions, and may arise in the manufacturing, marketing, distribution, logistics and research and development functions. Registrant is also conducting a full review of Gibson and its assets, operations and properties but has made no decision concerning changes to the business or redeployment of Gibson's assets. Unless and until any such decision is made, Registrant intends to continue the business of Gibson generally.

   A copy of the News Release issued by the Registrant on December 16, 1997 is attached as Exhibit (99).

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              (2)A. Ecolab Australia Pty Limited Offer to Purchase, distributed October 17, 1997, ("Offer to Purchase").

              (2)B.  Form of Acceptance and Transfer.

              (2)C.  Notice of Variation, dated 13 November 1997.

              (2)D.  Notice of Variation, dated 21 November 1997.

              (4)A.  Multicurrency Credit Agreement
                     ("Credit Agreement") dated as of September 29, 1993, as Amended and Restated as of October 17, 1997, among Ecolab Inc., the Banks parties thereto, Citibank, N.A., as Agent for the Banks, Citibank International Plc, as Euro-Agent for the Banks and Morgan Guaranty Trust Company of New York as Co-Agent-Incorporated by reference to Exhibit (4)A of the Company's Form 10-Q for the quarter ended September 30, 1997.

              (4)B.  Australian Dollar Local Currency
                     Addendum to the Credit Agreement dated as of October 17, 1997 among Ecolab Pty. Limited, Ecolab Inc., Citibank, N.A., the Local Currency Agent named therein and the Local Currency Banks party thereto-Incorporated by reference to Exhibit 4(B) of the Company's Form 10-Q for the quarter ended September 30, 1997.

             (99)    Ecolab Inc. News Release dated December 16, 1997.

     Certain related annexures to the Offer to Purchase, which are listed below, are omitted. The Registrant will furnish supplementally a copy of any such annexures to the Securities and Exchange Commission upon request.

                       ANNEXURES TO OFFER TO PURCHASE

Annexure A  Gibson announcement of new Chairman - elect - 8 July 1996.

Annexure B  Gibson notice of annual general meeting - 23 October 1996.

Annexure C  Gibson announcement concerning sale of in-store cleaning and sanitizing business of Puritan/Churchill Chemical Company to S.C. Johnson & Son - 6 November 1996.

Annexure D  Gibson announcement of resignation of director - 6 November 1996.

Annexure E  Gibson Group Managing Director Address to Annual General Meeting
            of Shareholders - 13 November 1996 (with addendum dated 14 November
            1996).

Annexure F  Gibson announcement of retirement of directors - 14 November 1996.

Annexure G  Gibson announcement of new chairman and retirement of director - 18
            November 1996.

Annexure H  Gibson announcement of joint venture will Chemetall GmbH - 19
            February 1997.

Annexure I  Gibson half-yearly announcement to 31 December 1996 - 13 March 1997.

Annexure J  Gibson announcement of acquisition of Intergrain Timber Finishes
            Pty Limited - 4 July 1997.

Annexure K  Commitments of Banks under Credit Agreement.

Annexure L  Conditions Precedent to Credit Agreement.

Annexure M  Terms of Redeemable Preference Shares of Ecolab Australia.

Annexure N  Conditions Precedent to A$40 million loan facility of Ecolab Pty
            Limited.

Annexure O  Modification to allow Offer to be for both Fully Paid Shares and
            Partly Paid Shares of  Gibson.

Independent Expert's Report - Exhibit to Gibson's Part B Statement to the Offer to Purchase.

                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ECOLAB INC.



                                     By:  /s/ Kenneth A. Iverson
                                        ---------------------------------------
                                          Kenneth A. Iverson
                                          Vice President and Secretary


Date: December 16, 1997

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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.  DESCRIPTION                              METHOD OF FILING
-----------  -----------                              ----------------

(2)A.        Ecolab Australia Pty Limited Offer to   Filed herewith
             Purchase, distributed October 17, 1997, electronically. ("Offer to Purchase").

(2)B.        Form of Acceptance and Transfer.        Filed herewith
                                                     electronically.

(2)C.        Notice of Variation, dated 13           Filed herewith
             November 1997.                          electronically.

(2)D.        Notice of Variation, dated 21           Filed herewith
             November 1997.                          electronically.


(4)A.        Multicurrency Credit Agreement          Incorporated by reference
             ("Credit Agreement") dated as of        to Exhibit (4)A of the
             September 29, 1993, as Amended and      Company's Form 10-Q for
             Restated as of October 17, 1997,        the quarter ended
             among Ecolab Inc., the Banks parties    September 30, 1997.
             thereto, Citibank, N.A., as Agent for
             the Banks, Citibank International Plc,
             as Euro-Agent for the Banks and
             Morgan Guaranty Trust Company of
             New York as Co-Agent.

(4)B.        Australian Dollar Local Currency        Incorporated by reference
             Addendum to the Credit Agreement        to Exhibit 4(B) of the
             dated as of October 17, 1997 among      Company's Form 10-Q for
             Ecolab Pty. Limited, Ecolab Inc.,       the quarter ended
             Citibank, N.A., the Local Currency      September 30, 1997.
             Agent named therein and the Local
             Currency Banks party thereto.

(99)         Ecolab Inc. News Release dated          Filed herewith
             December 16, 1997.                      electronically.


     Certain related annexures to the Offer to Purchase, which are listed below, are omitted. The Registrant will furnish supplementally a copy of any such annexures to the Securities and Exchange Commission upon request.

                         ANNEXURES TO OFFER TO PURCHASE
                         ------------------------------

Annexure A  Gibson announcement of new Chairman - elect - 8 July 1996.

Annexure B  Gibson notice of annual general meeting - 23 October 1996.

Annexure C  Gibson announcement concerning sale of in-store cleaning and sanitizing business of Puritan/Churchill Chemical Company to S.C. Johnson & Son - 6 November 1996.

Annexure D  Gibson announcement of resignation of director - 6 November 1996.

Annexure E  Gibson Group Managing Director Address to Annual General Meeting
            of Shareholders - 13 November 1996 (with addendum dated 14 November
            1996).

Annexure F  Gibson announcement of retirement of directors - 14 November 1996.

Annexure G  Gibson announcement of new chairman and retirement of director - 18
            November 1996.

Annexure H  Gibson announcement of joint venture will Chemetall GmbH - 19
            February 1997.

Annexure I  Gibson half-yearly announcement to 31 December 1996 - 13 March 1997.

Annexure J  Gibson announcement of acquisition of Intergrain Timber Finishes
            Pty Limited - 4 July 1997.

Annexure K  Commitments of Banks under Credit Agreement.

Annexure L  Conditions Precedent to Credit Agreement.

Annexure M  Terms of Redeemable Preference Shares of Ecolab Australia.

Annexure N  Conditions Precedent to A$40 million loan facility of Ecolab Pty
            Limited.

Annexure O  Modification to allow Offer to be for both Fully Paid Shares and
            Partly Paid Shares of  Gibson.

Independent Expert's Report - Exhibit to Gibson's Part B Statement to Offer.